Leases: Right-of-use assets and lease obligations - Summary of Amounts Recognized in Consolidated Statements of Loss and Comprehensive Loss Related to Leases (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Presentation of leases for lessee [abstract]
Depreciation charge on right-of-use assets	$ 3,778	$ 3,308
Interest expense on lease obligations	476	442
Income from sub-leasing right-of-use assets	(90)	(80)
Expenses relating to leases of low-value assets	$ 99	$ 181